UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 31, 2017

DSwiss, Inc.

(Exact name of Registrant as specified in its charter)

NEVADA	333-208083	47-4215595
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

A-08-06, Tropicana Avenue,

Tropicana Golf & Country Resort,

47410, Petaling Jaya,

Selangor, Malaysia

(Address of principal executive offices, zip code)

Tel: (603) 8605 3638

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

As of May 31, 2017, Mr. Chua Lee Yee resigned from the positions with the Company, including that of Chief Financial Officer, Secretary, Treasurer and Director of the Company. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Chua Lee Yee has been the Chief Financial Officer, Secretary, Treasurer and Director of the Company since September 8, 2015.

As of May 31, 2017, Mr. Cheng Zhee Long resigned from the position of the Director of the Company. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Cheng Zhee Long has been the Director of the Company since September 10, 2015.

As of May 31, 2017, Mr. Heung Wing Wai resigned from the position of the Director of the Company. The resignation was not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Heung Wing Wai has been the Director of the Company since May 28, 2015.

As of May 31, 2017, Mr. Leong Ming Chia, our Chief Executive Officer, was appointed as the new Chief Financial Officer, Secretary and Treasurer of the Company.

As of May 31, 2017, the Board of Director of the Company appointed Mr. Wong Sui Ting to the Board.

The biography for the new director of the Company is set forth below:

WONG SUI TING serves as a Director in the Company. Mr. Wong holds a Bachelor of Business (Accounting) from Monash University since year 1995. Also, he is an Associate Member of Malaysia Institute of Accountancy (MIA, Chartered Accountant) since 1999 and CPA Australia since 1998.

Mr. Wong co-founded Qinetics Solutions Sdn Bhd in 2000 and acts as Chief Financial Officer since the establishment. He was tasked with overseeing and managing the overall financial affairs and operations of Qinetics, playing an active role in corporate decisions and strategies. In 2011, Mr. Wong co-founded and acts as Chief Executive Officer of Forum Digital Sdn Bhd. His responsibility in the company is to oversee the operation and in charge of business development of the company.

Mr. Wong’s experience in accounting and the financial industry, as well as his knowledge of business development, has led the Board of director to reach the conclusion that he should serve as the director of the Company. On May 31, 2017, Mr. Wong was appointed as the director of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSWISS INC

Date: June 5, 2017	By:	/s/ LEONG MING CHIA
LEONG MING CHIA
Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer, Director (Principal Executive Officer)

Date: June 5, 2017	By:	/s/ WONG SUI TING
WONG SUI TING
Director